MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) May 2015 Corporate Presentation Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-
looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,”
“we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles)
financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q1 2015 earnings release on the Investor Relations section of our website
www.manitexinternational.com for a description and/or reconciliation of these measures.
FORWARD-LOOKING STATEMENT
& NON-GAAP MEASURES
NASDAQ :  MNTX

COMPANY SNAPSHOT
Global provider of highly
specialized cranes; straight-
mast and knucklebooms
Materials and container
handling equipment
Miscellaneous specialized
equipment
Equipment distribution segment
Construction-residential and
non-residential
Military
Power line construction
Railroads
Ports
Government/agency
Energy exploration and field
development
Launched as a private company
in 2003
Publicly traded since 2006
NASDAQ: MNTX
Industry consolidator:
consistently adding branded
product lines through M&A  since
2006
Manitex International Inc.
NASDAQ : MNTX

Niches Served Company Origin

COMPANY TIMELINE NASDAQ : MNTX 4 MARCH 2002 Manitowoc (NYSE:MTW) acquires Grove JANUARY 2003 Manitowoc divests Manitex

Engineered lifting equipment
Manitex boom trucks
SkyCrane aerial platforms
Sign cranes
Rough Terrain (RT) forklifts
Special mission-oriented
vehicles
Carriers
Heavy material handling
Transporters & steel mill
equipment
Leading Italian manufacturer
of truck-mounted hydraulic
knuckle boom cranes
Diverse product lines ranging
up to 108 metric tons in lifting
capacity; sales in 50 countries
Compact track loaders and
skid-steer loaders
Commercial and Residential
Markets
Generally ideal for pick &
carry and digging applications,
site clearance
OUR LARGEST PRODUCT
GROUPS
NASDAQ : MNTX

COMPETITIVE POSITIONING
Core Competency
Strong brand history
Acknowledged product development record
International dealers enable us to follow demand
Focused on specialized equipment and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized; will configure-to-order
Parts and service an important part of business model
Superior ROI
Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity
NASDAQ : MNTX

FINANCIAL SUMMARY
SNAPSHOT
Key Statistics
$000,  except %
2010 2011 2012 2013 2014
Revenues $95,875 $142,291 $205,249 $245,072 $264,081
Gross Margin (%) 24.3% 20.6% 19.7% 19.0% 18.3%
Adjusted EBITDA* $8,676 $11,120 $17,957 $21,483 $20,864
Adj. EBITDA Margin (%)* 9.0% 7.8% 8.7% 8.8% 7.9%
Net income* $2,109 $2,780 $8,077 $10,178 $8,816*
Backlog $39,905 $83,700 $130,352 $77,281 $107,327
*Excludes $1.7M in after-tax acquisition and other costs--see reconciliation of non-GAAP items, slide 20)
Stock Price
(5/12/15)
$ 8.06/share
Market Cap (5/12/15)
$ 129.1M
Total Ent. Value (5/12/15)
$ 324M
Ticker / Exchange MNTX/NasdaqCM
Basic Shares O/S $15.9 M
Diluted Shares O/S $15.9 M
Est. Total Debt $ 200 M
Capitalization
NASDAQ : MNTX

KEY 2014/2015 TRANSACTIONS
ASV and PM-Group
ASV (closed 12/2014) Agreement with Terex Corporation that brings a broad product line of rubber-track compact and skid-steer loaders and accessories to the product group.
ASV, Inc. had trailing twelve month revenues  of approximately $130 million.
Manitex contributes $25M, with $20M in common shares and debt securities being issued to Terex, as well as $5M in cash; ASV has $44M in non-recourse debt.
PM-Group S.p.A (closed 1/2015) is a leading Italian manufacturer of truck mounted hydraulic knuckle boom cranes with a product range spanning more than 50 models.
PM-Group had trailing twelve month revenues of approximately $100 million.
Consideration was $30.4 million, consisting of $20.3 million in cash, $10.1 million in equity, and the assumption of $56.7 million in non-recourse PM-Group debt and liabilities.
ASV
PM-
Group
S.p.A
NASDAQ : MNTX

CONSISTENT FINANCIAL
GROWTH
Historically Consistent
EBITDA Margin
9.0%
2010-2013
CAGR was 36.7%
(pre-PM Group and pre-ASV)
*2014 pro forma bar includes
ASV and PM 2009 2010 2011
2012 2013 2014PF
NASDAQ : MNTX

MARGIN EXPANSION
OPPORTUNITIES
2015-2017
Cost reductions through sourcing and operating efficiency initiatives
Continued integration of ASV and PM Group
Optimize our capital allocation
Invest in and grow our higher margin businesses-PM, ASV, Manitex are our portfolio’s “top producers” with respect to margins and addressable markets
Consider “addition by subtraction” for lower margin units that could have synergies elsewhere
Balance sheet improvement
Return our debt and capital ratios to historic range
Reduce debt servicing costs
NASDAQ : MNTX

LIFTING EQUIPMENT MARKET
OVERVIEW – STRAIGHT MAST
Broader market: ~65% of cranes shipped in the smaller
tonnage range; ~75% of Manitex shipments have been in
larger tonnage
Focus on being a niche player allows specialization
tailored towards customers’ needs
Production distribution skewed toward larger tonnage
machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the demand
for larger tonnage cranes
Boom Truck Crane Tonnage
Distribution
Market vs Manitex
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
NASDAQ : MNTX

We are over represented in the most attractive, highest margin part of the market.
Principal products: boom truck cranes that vary in height
& tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes (30+ tons)
focus on power line construction and energy
Larger tonnage cranes in higher demand since economic
downturn
Boom truck cranes typically less expensive than rough
terrain and all terrain cranes
29%
24%
Market
Overview
Manitex
Market
Position
50%

THE KNUCKLE BOOM MARKET
$2.3 Billion Globally
(Management Estimates)
Large Market of $2.3 BN is roughly 2X the size of the
straight-mast boom truck market (global)
PM has a geographically diverse customer base with
70% of its business outside Europe
North American knuckleboom market is growing
Opportunity to increase PM Group’s No. American
market presence through Manitex’s distribution
network
Knuckleboom Market Worldwide Sales (US$, millions)
Western Europe
Eastern Europe
North America
South America
Rest of World
Palfinger
HIAB
FASSI
PM Group
Rest of Market
North American Knuckleboom Market
11%
PM Group
22%
NASDAQ : MNTX

$1400
Western
Europe
40%
South
America
27%
PM Sales by Region
30%

REPLACEMENTS
PARTS&SERVICE
Consistent recurring revenue stream throughout the
cycle
Typically generates 10%-20% of net sales in a
quarter/year (ASV is approx. 25%)
Typically carry 2x gross margin of core equipment
business
Spares relate to swing drives, rotating components, &
booms among others, many of which are proprietary
Serve additional brands
Service team for crane equipment
Automated proprietary system implemented in
principal operations
NASDAQ : MNTX

INVESTMENT HIGHLIGHTS
Broad Industry & Geographic Distribution
Manitex dealer network provides footprint for
on-going North American expansion
PM Group has little penetration in US and has
excellent non-US and non-Europe customer base
No Customer represents over 10% of annual revenues
Experienced Management
Seasoned senior management over 70 years of
collective industry experience
Successfully integrated multiple acquisitions
Significant management ownership
Growth in End Markets
Niche markets with solid demand drivers for products
Steadying of construction environment and energy
markets driving demand
Diverse end markets result in risk mitigation
Flexible Operating Model
Customer focused design strategy
Diversified product offering
Quickly adaptable to changes in demand*
Commitment to innovation, research, & product
development
Growth in Key Financial Metrics
Revenue and earnings growth have consistently
outpaced market and industrial peers since 2009
Backlog at $109M as of 3/31/2015
*In 2009 “Great Recession” only ONE quarter without positive EBITDA
A consolidator in the lifting and hauling industry, Manitex International serves addressable markets with an estimated $4 BN in annual sales
NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW May 2015 *Results may contain adjustments, please see reconciliation to GAAP on Slide 20 and other Manitex source disclosure and CSS filings.

KEY FIGURES
Quarterly
USD thousands except as noted Q1-2015 Q1-2014 Q4-2014
Net sales $105.882 $62,576 $66,909
Gross profit 20,313 11,604 12,623
Gross margin % 19.2% 18.5% 18.9%
Operating expenses  18,171 7,993 8,531
Adjusted Net Income 1,518 1,877 2,185
Adjusted EBITDA 8,030 4,722 5,330
EBITDA % of Sales 7.6% 7.5% 8.0%
Backlog ($ million) 109.6 100.0 107.3
NASDAQ : MNTX

SUMMARY BALANCE SHEET
31-Mar-15 31-Dec-14 31-Dec-13 31-Dec-12
Current Assets $223,519 $174,317 $121,798 $104,777
Fixed Assets
44,281 28,846 11,143 10,297
Other Long-Term Assets
175,817 113,074 49,673 36,430
Total Assets
$443,617 $316,237 $182,614 $151,504
Current Liabilities $124,581 $84,461 $47,930 $43,351
Long-Term Liabilities 183,850 103,770 49,693 48,620
Total Liabilities 308,431 188,231 97,623 91,971
Shareholders’ Equity 135,186 128,006 84,991 59,533
Total Liabilities & Shareholders’
Equity
$443,617 $316,237 $182,614 $151,504
NASDAQ : MNTX

WORKING CAPITAL
Operating working capital increase
of $25.9m
($20.3m is from PM acquisition)
Working capital ratios now reflect
higher proportion of international
activity
N. America based operations DSO is 66 days
and DPO is 45 days
Current ratio would be 2.1 at March 31, 2015
adjusting for PM working capital facilities of
$20.3m  that are transactional and therefore
current, (compared to N. American term lines of
credit that are long term)
March 31,
2015
Dec 31,
2014
Working Capital
$98,938 $89,856
Days sales outstanding (DSO)
74 83
Days payable outstanding
(DPO)
62 60
Inventory turns
2.8 2.2
Current ratio
1.8 2.1
Operating working capital
147,943 122,031
Operating working capital % of
annualized LQS
34.9% 45.6%
NASDAQ : MNTX

DEBT AND LIQUIDITY
Repayments of debt principal of $2.8m
in Q1-2015: This includes prepayment of $1.5m
on Comerica term loan
Availability, based on collateral, under working
capital lines in N. America of $14.8m and $6.6m in
ASV
Average Debt Cost approximates 6%
March 31,
2015
Dec 31,
2014
Total Cash $5,578 $4,370
Total Debt 200,375 112,294
Total Equity 135,186 128,006
Net capitalization 329,983 235,930
Net debt / capitalization 59.0% 45.7%
Adjusted EBITDA (3 months) $8,030 $5,330
Adjusted EBITDA % of sales 7.6% 8.0%
NASDAQ : MNTX

DEBT AND LIQUIDITY
As of March 31, 2015 PM ASV Other Total
Working capital facilities 20,295 16,219 46,225 82,739
Term debt 36,002 39,500 12,000 87,502
Capital leases - - 4,983 4,983
Convertible notes - - 20,951 20,951
Other acquisition notes - - 4,200 4,200
$56,297 $55,719 $88,359 $200,375
Note:
Non-recourse to Manitex International Inc. $56,297 $55,719 - $112,016
Interest cost for three months ended March 31, 2015 - - - $2,934
NASDAQ : MNTX

3 Months Ended March 31
2015
March 31
2014
Net (loss) income (224) 1,877
Net income attributable to
noncontrolling interest 294 -
Income tax
Interest expense
34
2,934
905
805
Foreign currency transaction losses
(gain) (945) 11
Other (income) expense 10 13
Acquisition and other expense
Depreciation and Amortization
3,027
2,900
-
1,111
Adjusted Earnings before interest,
taxes, depreciation and
amortization (Adjusted EBITDA) $8,030 $4,722
Adjusted EBITDA % to sales 7.6% 7.5%
3 Months Ended March 31
2015
March 31
2014
Net (loss) income as reported
Pre-tax acquisition and other
expenses
(224)
3027
1,877
-
Tax effect based on jurisdictional
blend
Increase in net income to
non-controlling interest
(879)
(406)
-
-
Adjusted Net Income
Weight average diluted shares
outstanding
$1,518
15,836,423
$1,877
13,840,506
Diluted earnings per share as
reported
Total EPS Effect
($0.01)
$0.11
$0.14
-
Adjusted Diluted earnings per share
$0.10 $0.14
*NON-GAAP RECONCILIATIONS
Q1 2015
Reconciliation of GAAP Net Income
to Adjusted EBITDA (in thousands)
Reconciliation of GAAP Net Income
to Adjusted Net Income (in thousands)
NASDAQ : MNTX

First Quarter 2015 Pre-tax After tax EPS
Deal transaction related $2,687 $1,903 $0.12
Exceptional operating cost $357 $245 $0.02
Change in non-controlling interest
Total
$(406)
$2,638
$(406)
$1,742
$(0.03)
$0.11
*NON-GAAP RECONCILIATIONS
Q1 2015
Acquisition and other expense
NASDAQ : MNTX

EXPERIENCED MANAGEMENT
TEAM
David Langevin Chairman & CEO
20+ years principally with Terex
Andrew Rooke President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway  & Auto Divisions
David Gransee CFO & Treasurer
Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed)
Robert Litchev President –
Manufacturing Operations
10+ years principally with Terex
Scott Rolston SVP Strategic Planning
13+ years principally  with Manitowoc
Bruce Peterson SVP Sales and Marketing
20+ years principally with Manitowoc
NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers
Boom trucks and cranes
Sign cranes
Parts
Energy exploration
Power transmission
Industrial projects
Infrastructure development
Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
Product development
Rough terrain cranes
Specialized construction
equipment
Parts
Railroad
Construction
Refineries
Municipality
Equipment replacement cycle in small tonnage
flexible cranes for refinery market
More efficient product offering across end
markets
Rough terrain forklifts
Special mission-oriented vehicles
Custom specialized carriers
Parts
Military
Utility
Ship building
Commercial
Steady, profitable growth from both commercial
and military application of products
Custom trailers
Hauling systems for heavy
equipment transport
Parts
Energy
Mining
Railroad
Commercial construction
U.S. energy exploration build-out
Oil and gas exploration
General infrastructure construction
Reach stackers
Container handling forklifts
Parts
Global container market International container market and global trade
Re-establishing customer relationships and
select product categories
NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers
Specialized equipment for liquid
storage & containment
8,000-21,000 gallon capacities
Large client base in energy
sector
Petrochemical
Waste management
Oil & gas drilling
Reputation for quality & innovation
Serves a market of over $1B annually
At acquisition, TTM (3/31/13) revenues ~
$39.1M, adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
Precision pick & carry cranes Automotive
Chemical / petrochemical
Industrial projects
Infrastructure development
Aerospace
Construction
Strong end market demand for specialized,
competitively differentiated products
Environmental (electric) or hazardous (spark
free) developments
Product development
Knuckle boom cranes
Truck-mounted Aerial Platforms
Energy
Construction
Infrastructure
Utilities
Growing acceptance of knucklebooms in North
American markets
Oil and gas exploration creating demand
Product development
Compact track loaders
Skid-steer loaders
Construction
Infrastructure
Improving fundamentals in general construction
markets, residential and light commercial
NASDAQ : MNTX